SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 27, 2004
                                                       -----------------


                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              INDIANA                    0-362              35-0827455
              -------                    -----              ----------
  (STATE OR OTHER JURISDICTION OF     (COMMISSION        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     FILE NUMBER)      IDENTIFICATION NO.)


           400 EAST SPRING STREET
              BLUFFTON, INDIANA                            46714
              -----------------                            -----
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


                              (260) 824-2900
                              --------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

No Change
-----------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 8.01.  Other Events.
-------------------------

On December 27, 2004, Franklin Electric Co., Inc. announced that a settlement had been reached in litigation filed by ITT Water Technology, Inc. against Franklin, which challenged Franklin's recently-announced plans to distribute 4-inch submersible motor products directly to distributors in the United States and Canada as well as Franklin's announced price changes on its 4-inch motors.

A copy of the press release issued by the Company in connection with these announcements is filed as Exhibit 99 to this report and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

c)  Exhibits

       99      December 27, 2004 Press Release




                                SIGNATURES
                                ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date December 30, 2004           By  /s/ Gregg C. Sengstack
     -----------------              -------------------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)

EXHIBIT 99      December 27, 2004 Press Release



Press Release
-------------

For Immediate Release                                 For Further Information
                                                 Refer to: Gregg C. Sengstack
                                                                 260-824-2900

               ITT/GOULDS AND FRANKLIN ELECTRIC RESOLVE LAWSUIT

BLUFFTON, INDIANA - December 27, 2004 -- Franklin Electric Co., Inc.(NASDAQ:FELE)Franklin Electric Co., Inc. announced today that a settlement has been reached in litigation filed by ITT Water Technology, Inc. against Franklin, which challenged Franklin's recently-announced plans to distribute 4-inch submersible motor products directly to distributors in the United States and Canada as well as Franklin's announced price changes on its 4-inch motors. Under the terms of the settlement, ITT will purchase from Franklin the majority of their 4-inch submersible electric motor requirements in the United States and Canada in the 1/3 through 2hp size ratings through December 31, 2006. Franklin has agreed, for this same time period, to supply such products to ITT. The settlement agreement contains no limitation on the sale of any other Franklin products to distributors, including assembled pump motor units sold through its newly acquired Franklin Pump Systems business unit. The pending litigation will be dismissed with prejudice in accordance with the terms of the Settlement Agreement.

Other aspects of the settlement remain confidential.

Franklin Electric is a global leader in the production and marketing of groundwater and fuel pumping systems and is a technical leader in submersible motors, drives, controls, and monitoring devices.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, supply constraints, technology factors, litigation, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.